SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 12, 2004
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                      Teleglobe International Holdings Ltd
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             (Exact name of registrant as specified in its charter)


                                     Bermuda
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                 (State or other jurisdiction of incorporation)

                 000-50780                              98-0417192
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          (Commission File Number)           (IRS Employer Identification No.)

           P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda HM EX
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               (Address of principal executive offices) (Zip Code)

                                 (441) 296-4856
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                         (Registrant's Telephone Number)

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Item 12.    Results of Operations and Financial Condition

On August 12, 2004, the Company disseminated the attached press release announcing its results of operations for the second quarter of 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Teleglobe International Holdings Ltd

Date:  August 12, 2004            By:  /s/ Theodore M. Weitz
                                       --------------------------------
                                     Name:  Theodore M. Weitz
                                     Title: Executive Vice President and General
                                            Counsel

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EXHIBIT INDEX

Exhibit 99.1            Press Release dated August 12, 2004